UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

May 22, 2013

(Date of earliest event reported)

Callon Petroleum Company

(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 North Canal St.

Natchez, Mississippi 39120

(Address of principal executive offices, including zip code)

(601) 442-1601

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On May 22, 2013, Callon Petroleum Company (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Janney Montgomery Scott LLC, Sterne, Agee & Leach, Inc. and MLV & Co. LLC as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell to the public through the Underwriters an aggregate of 1,578,948 shares of the Company’s newly designated 10.0% Series A Cumulative Preferred Stock, par value $0.01 per share and liquidation preference $50.00 per share (the “Preferred Stock”). The Preferred Stock is being offered to the public at $47.50 per share. The net proceeds to the Company will be approximately $70 million after deducting underwriting discounts, commissions and estimated offering expenses.

The Preferred Stock will be issued pursuant to a final prospectus supplement filed by the Company on May 22, 2013 with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), in connection with a shelf registration statement filed by the Company on Form S-3 (File No. 333-176811), which became effective on February 17, 2012. The Underwriting Agreement provides that the Underwriters offer and sell the Preferred Stock for the Company on a “best efforts” basis and the Underwriters are under no obligation to purchase any shares of Preferred Stock for their own account or sell any specific number or dollar amount of securities.

The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Company and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. In addition, the Underwriting Agreement provides that the Company is under no obligation to sell any shares of Preferred Stock unless, upon the closing, the shares of Preferred Stock meet certain criteria to list on the New York Stock Exchange (the “NYSE”). The Company plans to file an application to list the shares of Preferred Stock on the NYSE under the symbol “CPE.A”.

The foregoing description of the Underwriting Agreement is qualified by reference to the complete document, which is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The filing of the Certificate of Designation (defined below) and the issuance of the Preferred Stock affects the holders of the Company’s common stock to the extent provided for in the Certificate of Designation. The information included in Item 5.03 of this Current Report on Form 8-K, including the description of the Certificate of Designation, is also incorporated by reference into this Item 3.03 of this Current Report on Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 23, 2013, the Company filed a Certificate of Designation of Rights and Preferences (the “Certificate of Designation”) to its Certificate of Incorporation for the Series A Preferred Stock with the Secretary of State of the State of Delaware with respect to 1,578,948 shares of Preferred Stock. Pursuant to the Certificate of Designation, except upon a change of control of the Company, the Preferred Stock is not convertible into, or exchangeable for, any of the Company’s other property or securities. The Preferred Stock may not be redeemed before May 30, 2018, at or after which time the Preferred Stock may be redeemed at the Company’s option for $50.00 per share in cash. In the event of a change of control of the Company, the Preferred Stock will be redeemable at the option of the Company (or the acquiring entity) in whole but not in part at (i) $50.00 per share, plus accrued and unpaid dividends. There is no mandatory redemption of the Preferred Stock. See the Certificate of Designation for additional information relating to the payment of dividends, voting rights, the ranking of the Preferred Stock in comparison with the Company’s other securities, and other matters.

The foregoing description of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, a copy of which is filed as Exhibit 3.5 to the Company’s Form 8-A filed on May 23, 2013 and is incorporated by reference herein.

On May 24, 2013, the Company filed a Certificate of Elimination with the Secretary of State of Delaware to eliminate its “$2.125 Convertible Exchangeable Preferred Stock, Series A”, “Series B Preferred Stock” and “Convertible Preferred Stock”. The Certificate of Elimination: (i) eliminated the previous designation of shares of the “$2.125 Convertible Exchangeable Preferred Stock, Series A”, “Series B Preferred Stock” and “Convertible Preferred Stock”, none of which were outstanding at the time of the filing, (ii) upon such elimination, caused such shares to resume their status as authorized but unissued shares of preferred stock of the Company, without designation as to preference and (iii) eliminated from the Certificate of Incorporation of the Company all references to the “$2.125 Convertible Exchangeable Preferred Stock, the Series A”, “Series B Preferred Stock” and the “Convertible Preferred Stock”.

A copy of the Certificate of Elimination is filed herewith as Exhibit 3.2 and incorporated by reference.

Section 7 — Regulation FD

Item 7.01. Regulation FD Disclosure.

On May 22, 2013 the Company issued a press release announcing that it had priced the offering of the 1,578,948 shares of 10.00% Series A Cumulative Preferred Stock. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title of Document

1.1	Underwriting Agreement dated as of May 22, 2013 between Callon Petroleum Company and Janney Montgomery Scott LLC, Sterne, Agee & Leach, Inc. and MLV & Co. LLC as representative of the several underwriters named therein.

3.1	Certificate of Designation of Rights and Preferences of 10.0% Series A Cumulative Preferred Stock (incorporated herein by reference to Exhibit 3.5 of the Company’s Form 8-A filed on May 23, 2013).

3.2	Certificate of Elimination, dated May 24, 2013 (filed herewith).

4.1	Form of Certificate representing the 10.0% Series A Cumulative Preferred Stock (incorporated herein by reference to Exhibit 4.1 of the Company’s Form 8-A filed on May 23, 2013).

5.1	Opinion of Haynes and Boone, LLP.

23.1	Consent of Haynes and Boone, LLP (included in Exhibit 5.1 hereto).

99.1	Press release dated May 22, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

May 28, 2013	By:	/s/ B. F. Weatherly
B.F. Weatherly
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Title of Document

1.1	Underwriting Agreement dated as of May 22, 2013 between Callon Petroleum Company and Janney Montgomery Scott LLC, Sterne, Agee & Leach, Inc. and MLV & Co. LLC as representatives of the several underwriters named therein.

3.1	Certificate of Designation of Rights and Preferences of 10.0% Series A Cumulative Preferred Stock (incorporated herein by reference to Exhibit 3.3 of the Company’s Form 8-A filed on May 23, 2013).

3.2	Certificate of Elimination, dated May 24, 2013 (filed herewith).

4.1	Form of Certificate representing the 10.0% Series A Cumulative Preferred Stock (incorporated herein by reference to Exhibit 4.1 of the Company’s Form 8-A filed on May 23, 2013).

5.1	Opinion of Haynes and Boone, LLP.

23.1	Consent of Haynes and Boone, LLP (included in Exhibit 5.1 hereto).

99.1	Press release dated May 22, 2013.